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                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                      INVESCO Tax-Free Income Funds, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Fee paid previously with preliminary materials.

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     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                           INVESCO TAX-FREE LONG-TERM BOND FUND
                              (a series of INVESCO Tax-Free Income Funds, Inc.)
    (R)                                                          March 23, 1999

[LOGO]
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Dear Shareholder:

  The attached proxy materials seek your approval to convert INVESCO Tax-Free Long-Term Bond Fund ("Fund"), a separate series of INVESCO Tax-Free Income Funds, Inc. ("Income Funds"), to a separate series of INVESCO Bond Funds, Inc. ("Bond Funds"), to make certain changes in the fundamental policies of the Fund, to elect directors of Income Funds, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Fund.

  Your board of directors unanimously recommends a vote FOR all proposals. The conversion of the Fund to a separate series of Bond Funds, which is part of a proposed conversion of other INVESCO funds that invest in debt securities to series of Bond Funds, will streamline and render more efficient the administration of the Fund. The changes to the fundamental policies of the Fund have been approved by Income Fund's board of directors in order to simplify and modernize the Fund's fundamental investment restrictions and make them more uniform with those of the other INVESCO funds. The attached proxy materials provide more information about the proposed conversion, as well as the proposed changes in fundamental policies and the other matters you are being asked to vote upon.

  Your vote is important no matter how many shares you own. Voting your shares early will permit the Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote, by telephone, by facsimile, through the Internet, or in person.

                                        Very truly yours,

                                        /s/ Mark H. Williamson

                                        Mark H. Williamson
                                        President
                                        INVESCO Tax-Free Income Funds, Inc.

9982

                                           INVESCO TAX-FREE LONG-TERM BOND FUND
                              (a series of INVESCO Tax-Free Income Funds, Inc.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 May 20, 1999

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To The Shareholders:

  A special meeting of the shareholders of INVESCO Tax-Free Long-Term Bond Fund ("Fund"), a series of INVESCO Tax-Free Income Funds, Inc. ("Income Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, 7800 East Union Avenue, Denver, Colorado, for the following purposes:

1) To approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate series of Income Funds to a separate series of INVESCO Bond Funds, Inc.;

2) To approve certain changes to the Fund's fundamental investment restrictions;

3) To elect directors of Income Funds;

4) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund; and

5) To transact such other business as may properly come before the meeting or any adjournment thereof.

  You are entitled to vote at the meeting and any adjournment thereof if you owned shares of the Fund at the close of business on March 12, 1999. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

                                        By order of the Board of Directors,

                                        /s/ Glen A. Payne

                                        Glen A. Payne
                                        Secretary

March 23, 1999

Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card(s) to vote, you may vote by mail, by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number(s) that appear on your proxy card(s). To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card(s) to 1-800-733-1885. If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

   Unless proxy card(s) submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                           INVESCO TAX-FREE LONG-TERM BOND FUND
                              (a series of INVESCO Tax-Free Income Funds, Inc.)
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                            7800 East Union Avenue
                            Denver, Colorado 80237
                          (Toll Free) 1-800-646-8372

                                PROXY STATEMENT

                        Special Meeting of Shareholders
                                 May 20, 1999

                              VOTING INFORMATION

  This Proxy Statement is being furnished to shareholders of INVESCO Tax-Free Long-Term Bond Fund ("Fund"), a separate series of INVESCO Tax-Free Income Funds, Inc. ("Income Funds"), in connection with the solicitation of proxies from Fund shareholders by the board of directors of Income Funds ("Board"), for use at a special meeting of shareholders to be held on May 20, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

  One-third of the Fund's shares outstanding on March 12, 1999, ("Record Date") represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present with respect to such proposal, sufficient votes have been received with respect to such proposal and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Income Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

  In order to reduce costs, notices to a shareholder having more than one account in the Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

  As of the Record Date, the Fund had 13,501,983.076 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Fund, and half by the Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of whom will receive any compensation for these activities from the Fund, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $25,900 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

  Copies of the Income Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to INVESCO Distributors Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-646-8372.

  Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of the Fund. Directors and officers of the Income Funds own in the aggregate less than 1% of the shares of the Fund.

  Vote Required. Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding securities of the Fund. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that for the Fund, Proposal 2 must be approved by the lesser of (i) 67% of the Fund's shares present at a meeting of shareholders if the owners of more than 50% of the Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. A plurality of the votes cast at the Meeting, and at a concurrent Meeting of the shareholders' of INVESCO Tax-Free Intermediate Bond Fund ("Intermediate Bond Fund"), taken in the aggregate is sufficient to approve Proposal 3. Approval of Proposal 4 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

  PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("CONVERSION PLAN") PROVIDING FOR THE CONVERSION OF THE FUND FROM A SEPARATE
   SERIES OF INCOME FUNDS TO A SEPARATE SERIES OF INVESCO BOND FUNDS, INC.,
                              ("BOND FUNDS")

  The Fund is presently organized as one of two series of Income Funds. The Board, including a majority of its directors who are not "interested persons," as that term is defined in the 1940 Act, of either the Income Funds or INVESCO ("Independent Directors"), has approved the Conversion Plan in the form attached to this Proxy Statement as Appendix B. The Conversion Plan provides for the conversion of the Fund from a separate series of Income Funds, a Maryland corporation, into a newly established separate series ("New Series") of Bond Funds, also a Maryland corporation ("Conversion"). The proposed Conversion will have no material effect on shareholders, officers, operations or management of the Fund.

  The New Series, which has not yet commenced business operations and was established for the purpose of effecting the Conversion, will carry on the business of the Fund, following the Conversion and will have investment objectives, policies and limitations identical to those of the Fund. The investment objectives, policies and limitations of the Fund will not change except as approved by the shareholders of the Fund as described in Proposal 2 of this Proxy Statement. Since both the Income Funds and Bond Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of the security holders of the Fund under state law and its governing documents are expected to remain unchanged after the Conversion. Shareholder voting rights under both Income Funds and Bond Funds are currently based on the number of shares owned. The same individuals serve as directors of both the Income Funds and Bond Funds.

  INVESCO, the Fund's investment adviser, will be responsible for providing the New Series with various administrative services and supervising the daily business affairs of the New Series, subject to the supervision of the board of directors of Bond Funds ("New Board"), under a management contract substantially identical to the contract in effect between INVESCO and Income Funds immediately prior to the Conversion. The Fund's distribution agent, IDI, will distribute shares of the New Series under a General Distribution Agreement substantially identical to the contract in effect between IDI and Income Funds immediately prior to the proposed Conversion.

Reasons for the Proposed Conversion

  The Board unanimously recommends converting the Fund to a separate series of Bond Funds (i.e., to the New Series). This proposed conversion is part of an overall plan that involves the conversion of other INVESCO Funds as well. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if all of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type -- for example, all INVESCO Funds that invest internationally will be series of one core company, all INVESCO Funds that invest solely in debt securities will be a series of one core company, and all INVESCO Funds that invest in equity securities of domestic issuers will be series of one core company. Moving the Fund from Income Funds to Bond Funds will also consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing the expenses to the Fund. The proposed Conversion will have no material effect on the shareholders, officers, operations or management of the Fund.

  The proposal to present the Conversion Plan to shareholders was approved by the Board, including all of its Independent Directors, on February 3, 1999. The Board recommends that Fund shareholders vote FOR the approval of the Conversion Plan described below. Such a vote encompasses approval of both: (i) the conversion of the Fund to a separate series of Bond Funds; and (ii) a temporary waiver of certain investment limitations of the Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions," below). If shareholders of the Fund do not approve the Conversion as set forth herein, the Fund will continue to operate as a series of Income Funds.

Summary of the Conversion Plan

  The following discussion summarizes the important terms of the Conversion Plan. This summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix B to this Proxy Statement.

  If this Proposal is approved by shareholders, on June 1, 1999 or such later date on which Income Funds and Bond Funds agree (the "Closing Date"), the Fund will transfer all of its assets to the New Series in exchange solely for shares of the New Series ("New Series Shares") equal to the number of Fund shares ("Fund Shares") outstanding on the Closing Date and the assumption by the New Series of all of the liabilities of the Fund. Immediately thereafter, the Fund will constructively distribute to each Fund shareholder one New Series Share for each share of the Fund held by a shareholder on the Closing Date, in liquidation of such Fund Shares. As soon as is practicable after this distribution of New Series Shares, the Fund will be terminated as a series of Income Funds and will be wound up and liquidated. Upon completion of the Conversion, each Fund shareholder will be the owner of full and fractional New Series Shares equal in number, denomination and aggregate net asset value to his or her Fund Shares.

  The Conversion Plan obligates Bond Funds, on behalf of the New Series, to enter into: (i) a Management Contract with INVESCO with respect to the New Series ("New Management Contract"); and (ii) a Distribution and Service Plan under Rule 12b-1 promulgated under the 1940 Act ("New 12b-1 Plan") with respect to the New Series (collectively the "New Agreements"). Approval of the Conversion Plan will authorize Income Funds (which will be issued a single share of the New Series on a temporary basis) to approve the New Agreements as sole initial shareholder of the New Series. Each New Agreement will be virtually identical to the corresponding contract or plan in effect with respect to Income Funds immediately prior to the Closing Date.

  The New Agreements will take effect on the Closing Date and each will continue in effect until May 15, 2000. Thereafter, the New Management Contract will continue in effect only if its continuance is approved at least annually:
(i) by the vote of a majority of the Independent Directors cast in person at a Meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of the directors or a majority of the outstanding voting shares of the New Series. The New 12b-1 Plan will continue in effect only if approved annually by a vote of the Independent Directors, cast in person at a meeting called for that purpose. The New Management Contract will be terminable without penalty on sixty days' written notice either by Bond Funds or INVESCO, and will terminate automatically in the event of its assignment. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of the Independent Directors or a majority of the outstanding voting shares of the New Series.

  The New Board will hold office without limit in time except that: (i) any director may resign; and (ii) a director may be removed at any special meeting of the shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of Bond Funds. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

  Assuming the Conversion Plan is approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the Conversion may become effective at such other date as Income Funds and Bond Funds may agree in writing.

  The obligations of Income Funds and Bond Funds under the Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by Fund shareholders, the Conversion Plan may be terminated or amended at any time prior to the Conversion by action of the directors to provide against unforeseen events, if: (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Conversion Plan. Either Income Funds or Bond Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Fund shareholders.

Continuation of Fund Shareholder Accounts

  Bond Funds' transfer agent will establish accounts for the New Series shareholders containing the appropriate number and denominations of New Series Shares to be received by each shareholder of Fund Shares under the Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for its shareholders.

Expenses

  The expenses of the Conversion, estimated at $31,270 in the aggregate, will be borne half by INVESCO and half by the Fund and the New Series.

Temporary Waiver of Investment Restrictions

  Certain fundamental investment restrictions of the Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Conversion. By approving the Conversion Plan, Fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

Tax Consequences of the Conversions

  Both Income Funds and Bond Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986 (the "Code"), as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the New Series, or the Fund's shareholders upon: (i) the transfer of the Fund's assets in exchange solely for New Series Shares and the assumption by the New Series of the Fund's liabilities; or (ii) the distribution of the New Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion will further provide, among other things, that: (1) a Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by the Fund shareholder in the Conversion will be the same as the aggregate basis of his or her Fund Shares to be constructively surrendered in exchange for those New Series Shares; and (2) a Fund shareholder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Fund Shares provided that those Fund Shares were held as capital assets at the time of the Conversion.

Conclusion

  The Board has concluded that the proposed Conversion Plan is in the best interests of the Fund's shareholders. A vote in favor of the Conversion Plan encompasses: (i) approval of the conversion of the Fund into the New Series;
(ii) approval of the temporary waiver of certain investment limitations of the Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions," above); and (iii) authorization of Income Funds, as sole initial shareholder of the New Series, to approve: (a) a Management Contract with respect to the New Series between Bond Funds and INVESCO; and (b) a Distribution and Service Plan under Rule 12b-1 with respect to the New Series. Each of the New Agreements is identical to the corresponding contract or plan in effect with the Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Conversion Plan is not approved, the Fund will continue to operate as a series of Income Funds.

  Required Vote. Approval of the Conversion Plan requires the affirmative vote of a majority of the outstanding securities of the Fund.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1

 PROPOSAL 2: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                               OF THE FUND

  As required by the 1940 Act, the Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Fund's Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that the Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

  Some of the Fund's fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO funds have been created over the years, they have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to the Fund's fundamental restrictions in order to simplify and modernize the Fund's fundamental restrictions and make them more uniform with those of the other INVESCO Funds.

  The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments and permit the Board to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow the Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund.

  The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below, together with the text of the current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

  If approved by Fund shareholders at the Meeting, the proposed changes to the Fund's fundamental restrictions will be adopted by the Fund. The Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting.

a. Modification of fundamental restriction on the issuance of senior securities

  Long-Term Bond Fund's current fundamental restriction on the issuance of senior securities is combined with its restriction on borrowings (see below). In addition, the Fund has a fundamental restriction on issuing preference shares and creating funded debt as follows:

  The Fund may not issue preference shares or create any funded debt.

  To conform the Fund's restriction on the issuance of senior securities (i.e., obligations that have a priority over the fund's shares with respect to the distribution of Fund assets or the payment of dividends) with those of the other INVESCO Funds, the Board recommends that shareholders vote to adopt the following separate fundamental restriction with respect to the issuance of senior securities:

  The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940.

  The Board believes that replacing the current fundamental restrictions on senior securities, and on issuing preference shares and creating funded debt, with the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize the Fund's borrowing flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

b. Elimination of fundamental restriction on short sales and margin purchases and adoption of non-fundamental restriction on short sales and margin purchases

  Long-Term Bond Fund's current fundamental restriction on selling short and buying on margin is as follows:

  The Fund may not sell short or buy on margin except as discussed in restriction ( )./1/

  The Board recommends that shareholders vote to eliminate this fundamental restriction. If the proposal is approved by shareholders, the Board will adopt the following non-fundamental restriction for the Fund:

  The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------

/1/ The referenced restriction ( ) is the Fund's fundamental restriction on investment in physical commodities. See Proposal 2.h, below.

  The proposed changes clarify the wording of the restriction and expands the exceptions to the policy, which generally prohibits the Fund from selling securities short or buying securities on margin. The proposed non-fundamental policy permits short sales against the box, when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits the Fund to borrow a security on a short-term basis and to enter into short positions and make margin payments in a variety of financial instruments. The Board believes that elimination of the fundamental policy and adoption of the non-fundamental policy will provide the Fund with greater investment flexibility.

c. Modification of fundamental restriction on borrowing and adoption of non-fundamental restriction on borrowing

  Long-Term Bond Fund's current fundamental restriction on borrowing is as follows:

  The Fund may not mortgage, pledge or hypothecate its portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not exceeding 10% of the value of the Fund's net assets. The Fund will not purchase additional securities while any such borrowings exist.

  The Fund may not issue preference shares or create any funded debt.

  The Board recommends that shareholders vote to replace these restrictions with the following fundamental restriction:

  The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  Currently, the Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which the Fund may borrow money and it limits all borrowings to 10% of the Fund's assets. The proposal eliminates the fundamental nature of the restrictions on the purposes which the Fund may borrow money and increases the Fund's fundamental borrowing authority from 10% to 33 1/3% of the Fund's total assets. The proposed revision also separates the restriction on the issuance of senior securities from the Fund's restriction on borrowing. (See above.)

  If the proposal is approved, the Board will adopt a non-fundamental restriction as follows:

  The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of the fundamental limitation on borrowing above).

  The non-fundamental restriction reflects the Fund's current policy that borrowing by a Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by the Fund's current policy, the non-fundamental restriction permits the Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Fund would not be able to do so, however, unless it obtains permission for such borrowings from the SEC. The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making the Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in the Fund's non-fundamental restrictions, will maximize the Fund's flexibility for future contingencies.

d. Elimination of fundamental restriction on mortgaging, pledging or hypothecating securities

  Long-Term Bond Fund's current fundamental restriction on mortgaging, pledging or hypothecating securities is contained in the Fund's current fundamental restriction on borrowing and discussed above. This restriction prohibits the Fund from mortgaging, pledging or hypothecating its securities.

  This restriction is derived from a state "blue sky" requirement, which has been preempted by recent amendments to the federal securities laws. Accordingly, the Board recommends that shareholders vote to eliminate this restriction.

e. Modification of fundamental restriction on investing in another investment company and adoption of non-fundamental investment restriction regarding investment in securities issued by other investment companies

  Long-Term Bond Fund's current fundamental restriction regarding investment in another investment company is as follows:

  The Fund may not invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

  The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

  The proposed revision of the fundamental restriction regarding investing in another investment company would ensure that INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intends to establish a master/feeder structure; however, the Board recommends that Fund shareholders adopt a restriction that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by the Fund. The proposed revision would require that any Fund in which the Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof.

  If the proposed revision is approved, the Board will adopt a non-fundamental restriction as follows:

  The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

  The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Currently, the Fund's fundamental restriction is more limiting than the restriction imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable the Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or under an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.

f.  Modification of fundamental restriction on issuer diversification

  Long-Term Bond Fund's current fundamental restriction on issuer diversification is as follows:

  The Fund may not purchase securities (except obligations issued or guaranteed by the U.S. Government) if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding securities of any one issuer.

  The Board recommends that shareholders of Long-Term Bond Fund vote to replace this restriction with the following fundamental restriction:

  The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental investment restriction would allow the Fund, with respect to 25% of its total assets, to invest more than 5% of its assets in securities of one or more issuers and to hold more than 10% of the voting securities of an issuer.

  The amended restriction would give the Fund greater investment flexibility by permitting it to acquire larger positions in the securities of a particular issuer, consistent with its investment objectives and strategies. This increased flexibility could provide opportunities to enhance the Fund's performance. Investing a larger percentage of the Fund's assets in a single issuer's securities, however, increases the Fund's exposure to credit and other risks associated with that issuer's financial condition and operations, including the risk of default on debt securities.

  The amended fundamental restriction also would permit the Fund to invest without limit in the securities of other investment companies. The Fund has no intention of doing so, and, as noted below, the 1940 Act imposes a restriction on the extent to which a fund may invest in the securities of other investment companies in the event legal and other regulatory requirements change.

  If the proposal is approved, the Board will also adopt a non-fundamental policy with respect to investments in municipal securities for the Fund, and amend the current non-fundamental policy with respect to investments in municipal securities for the Fund to read, as follows:

  Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multistate agency of which a state is a member is a separate issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

g.  Modification of fundamental restriction on loans

  Long-Term Bond Fund's current fundamental restriction on loans is as follows:

  The Fund may not make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into of repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33 1/3% of the Fund's net assets (taken at current value). No more than 10% of the Fund's net assets may be invested in repurchase agreements maturing in more than seven days.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

  The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

  The primary purpose of this proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on loans to achieve greater uniformity. The revision would also eliminate the limitation on investment in repurchase agreements maturing in more than seven days. The Fund's investment in such repurchase agreements, however, would be limited by its fundamental restriction on investment in illiquid securities (see below). The proposed changes to this fundamental restriction are relatively minor and would have no substantial effect on the lending activities or other investments of the Fund.

h. Modification of fundamental restriction on investing in commodities

  Long-Term Bond Fund's current fundamental restriction on investing in commodities is as follows:

  The Fund may not buy or sell commodities or commodity contracts, oil, gas, or other mineral interest or exploration programs, or real estate or interests therein. However, the fund may purchase municipal bonds or other permitted securities secured by real estate or which may represent indirect interest therein and may buy and sell options and futures contracts for the purpose of hedging the value of its securities portfolio, provided that the Fund will not enter into options or futures contracts for which the aggregate initial margins exceed 5% of the fair market value of the Fund's assets.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

  The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes in this investment restriction are intended to conform the restriction to those of the other INVESCO Funds and to ensure that the Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Funds by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for the Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental investment policies of that Fund would not permit investment in one or more of the permitted transactions. The proposed revision also separates the fund's restriction on commodity investments from the restriction on real estate investments (see below).

i. Modification of fundamental restriction on real estate investments

  Long-Term Bond Fund's current fundamental restriction on real estate investments (contained in the Fund's current fundamental restriction on investing in commodities and discussed above) prohibits investments by the Fund in real estate or interests in real estate, other than municipal bonds or other permitted securities secured by real estate or which may represent indirect interests therein.

  Currently, Long-Term Bond Fund's fundamental restriction on real estate investment is combined with its restriction on investing in commodities (see above). To conform the Fund's restriction on real estate investment with those of the other INVESCO Funds, the Board recommends that shareholders vote to replace the applicable restriction set forth above with the following fundamental restriction:

  The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  In addition to conforming the Fund's fundamental restriction on real estate, the proposal would more completely describe the types of real estate-related securities investments that are permissible for the Fund and would permit the Fund to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which the Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning the Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate. The proposed change would also give the Fund the ability to invest in assets secured by real estate.

j. Elimination of fundamental restriction regarding investments for the purpose of exercising control

  Long-Term Bond Fund's current fundamental restriction on investments for the purpose of exercising control is as follows:

  The Fund may not invest in any issuer for the purpose of exercising control or management.

  The Board recommends that shareholders vote to eliminate this restriction. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of exercising control or management if it does not intend to make investments for that purpose. The Fund has no intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interest of the Fund and its shareholders.

k. Elimination of fundamental restriction on illiquid securities

  Long-Term Bond Fund's current fundamental restriction on investment in restricted securities is as follows:

  The Fund may not purchase securities which have legal or contractual restrictions on resale or purchase securities for which, at the time of purchase, there is no readily available market.

  The Board recommends that shareholders vote to eliminate this restriction. If the proposal is approved, the Board will adopt the following non-fundamental policy:

  The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  The primary purpose of the proposal is to conform to the federal securities law requirements regarding investment in illiquid securities and to conform the investment restrictions of the Fund to those of the other INVESCO Funds. Currently, the Fund's fundamental restriction prohibits investment in restricted securities. The proposed non-fundamental policy would permit the Fund to invest in illiquid securities, but would restrict investment in such securities to 15% of the Fund's net assets. The Board believes that the proposed elimination of the fundamental restriction and subsequent adoption of the non-fundamental restriction will make the policy more accurately reflect market conditions and will maximize the Fund's flexibility for future contingencies. The Board may delegate to INVESCO, the Fund's investment advisor, the authority to determine whether a security is liquid for the purposes of this investment limitation.

l. Modification of fundamental restriction on underwriting securities

  Long-Term Bond Fund's current fundamental restriction on underwriting securities is as follows:

  The Fund may not engage in the underwriting of any securities of other issuers except to the extent that the purchase of municipal bonds or other permitted investments directly from the issuer thereof and the subsequent disposition of such investments may be deemed to be an underwriting.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

  The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

  The purpose of this proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on underwriting for greater uniformity with the fundamental restrictions of the other INVESCO Funds.

m. Elimination of fundamental restriction on Fund ownership of securities also owned by directors and officers of the Fund or its investment advisor

  Long-Term Bond Fund's current fundamental restriction on ownership of securities also owned by directors and officers of the Fund or its investment advisor is as follows:

  The Fund may not purchase or retain securities of any issuer in which any officer or director of the Fund or its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the company and its investment adviser, as a group, beneficially own more than 5% of such securities.

  The Board recommends that shareholders vote to eliminate this fundamental restriction. Funds are not legally required to have a fundamental restriction limiting or prohibiting the purchase of securities of companies that are also owned by affiliated parties of the fund. This restriction was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Fund, as well as by the Fund's other investment restrictions. Specifically, to the extent that this restriction seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the restriction is unnecessary and unduly burdensome because the Fund is subject to the extensive affiliated transaction provisions of the 1940 Act. Because this restriction provides no additional protection to shareholders and may hinder the Board in pursuing investment strategies that may be advantageous to the Fund, the Board recommends that this investment restriction be eliminated.

n. Elimination of fundamental restriction on purchasing equity securities and securities convertible into equity securities

  Long-Term Bond Fund's current fundamental restriction on purchasing equity securities is as follows:

  The Fund may not purchase equity securities or securities convertible into equity securities.

  The Board recommends that the shareholders vote to eliminate this fundamental restriction.

  The Board recommends the elimination of these fundamental restrictions. This is an outdated restriction that fulfills no legal or regulatory requirements. It is not necessary for the funds to state affirmatively the type of investments they do not intend to make. In addition, elimination of this restriction would aid in standardizing the fundamental restrictions of the INVESCO Funds, as few of the INVESCO Funds currently have such a restriction. It is not expected that elimination of this restriction will have any impact on how the Funds are managed or the securities in which they invest.

o. Elimination of fundamental restriction on joint trading activities and purchase of warrants

  Long-Term Bond Fund's current fundamental restriction on joint trading activities and purchase of warrants is as follows:

  The Fund may not participate on a joint or a joint and several basis in any securities trading account or purchase warrants.

  The Board recommends that shareholders vote to eliminate this fundamental restriction.

  The Board recommends the elimination of this fundamental restriction. This restriction is derived from a 1940 Act requirement, which makes it unlawful for a registered investment company to participate on a joint or a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. The 1940 Act does not, however, require that this limitation be stated as a fundamental restriction. Accordingly, the board recommends that this restriction be eliminated.

  The Board also recommends the elimination of this fundamental restriction because it prohibits the purchase of warrants. This restriction also was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the funds, as well as by the Funds.

p. Modification of fundamental restriction on industry concentration

  Long-Term Bond Fund's current fundamental restriction on industry concentration is as follows:

  The Fund may not invest more than 25% of its total assets in any particular industry or industries, except municipal securities, or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Industrial development bonds are grouped into an "industry" where the payment of principal and interest is the ultimate responsibility of companies within the same industry).

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

  The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

  The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations without materially altering the restriction.

  Required Vote. Approval of Proposal 2 with respect to the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of Long-Term Bond Fund, as defined in the 1940 Act, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented, or (2) more than 50% of the outstanding shares of the Fund. Shareholders who vote "for" Proposal 2 will vote "for" each proposed change described above. Those shareholders who wish to vote against any of the specific proposed changes described above may do so on the proxy provided. If Proposal 1 set forth in this Proxy Statement is approved, the policies approved under Proposal 2 of this Proxy Statement will apply to the New Series.

              THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" PROPOSAL 2.

            PROPOSAL 3: TO ELECT THE DIRECTORS OF INCOME FUNDS

  The Board has nominated the individuals identified below for election to the Board at the Meeting. Income Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this meeting to elect the current ten directors. Consistent with the provisions of Income Fund's by-laws, and as permitted by Maryland law, Income Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

  All of the Independent Directors now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

  The persons named as attorneys-in-fact in the enclosed proxy have advised Income Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

  The nominees for director, their ages, a description of their principal occupations, the number of Income Funds shares owned by each, and their respective memberships on Board committees are listed in the table below.

                                                                                      Number of
                                                                                    Company Shares
                                                                                     Beneficially
                                                                     Director or    Owned Directly
                                    Principal Occupation          Executive Officer or Indirectly
    Name, Position with            and Business Experience           of Company      on Dec. 31,    Member of
      Company and Age            (during the past five years)           Since          1998 (1)     Committee
--------------------------------------------------------------------------------------------------------------
 Charles W. Brady,          Chief Executive Officer and Director        1993                 0     (3),(5),(6)
 Chairman of the Board,     of AMVESCAP PLC London, England, and
 Age 63*                    of various subsidiaries thereof.
                            Chairman of the Board of INVESCO
                            Global Health Sciences Fund.

 Fred A. Deering,           Trustee of INVESCO Global Health            1993           17.0240     (2),(3),(5)
 Vice Chairman of the       Sciences Fund. Formerly, Chairman of
 Board,                     the Executive Committee and Chairman
 Age 71                     of the Board of Security Life of
                            Denver Insurance Company, Denver,
                            Colorado; Director of ING American
                            Holdings Company, and First ING Life
                            Insurance Company of New York.

 Mark H. Williamson,        President, Chief Executive Officer,         1998                 0     (3),(5)
 President, Chief Executive and Director, INVESCO Distributors
 Officer, and Director,     Inc.; President, Chief Executive
 Age 47*                    Officer, and Director, INVESCO;
                            President, Chief Operating Officer,
                            and Trustee, INVESCO Global Health
                            Sciences Fund. Formerly, Chairman of
                            the Board and Chief Executive
                            Officer, NationsBanc Advisors, Inc.
                            (1995-1997); Chairman of the Board,
                            NationsBanc Investments, Inc. (1997-
                            1998).

 Dr. Victor L. Andrews,     Professor Emeritus, Chairman                1993           17.0240     (4),(6),(8)
 Director,                  Emeritus and Chairman of the CFO
 Age 68                     Roundtable of the Department of
                            Finance of Georgia State University,
                            Atlanta, Georgia, and President,
                            Andrews Financial Associates, Inc.
                            (consulting firm). Formerly, member
                            of the faculties of the Harvard
                            Business School and the Sloan School
                            of Management of MIT. Dr. Andrews is
                            also a director of the Sheffield
                            Funds, Inc.

                                                                                Number of
                                                                              Company Shares
                                                                               Beneficially
                                                               Director or    Owned Directly
                              Principal Occupation          Executive Officer or Indirectly
 Name, Position with         and Business Experience           of Company      on Dec. 31,    Member of
   Company and Age         (during the past five years)           Since          1998 (1)     Committee
---------------------------------------------------------------------------------------------------------
 Bob R. Baker,        President and Chief Executive               1993            17.0240    (3),(4),(5)
 Director,            Officer of AMC Cancer Research
 Age 62               Center, Denver, Colorado, since
                      January 1989; until December 1988,
                      Vice Chairman of the Board, First
                      Columbia Financial Corporation,
                      Englewood, Colorado. Formerly,
                      Chairman of the Board and Chief
                      Executive Officer of First Columbia
                      Financial Corporation.

 Lawrence H. Budner,  Trust Consultant. Prior to June             1993            17.0240    (2),(6),(7)
 Director,            1987, Senior Vice President and
 Age 68               Senior Trust Officer, InterFirst
                      Bank, Dallas, Texas.

 Dr. Wendy Lee Gramm, Self-employed (since 1993).                 1997            17.0240    (4),(8)
 Director,            Professor of Economics and Public
 Age 54               Administration, University of Texas
                      at Arlington. Formerly, Chairman,
                      Commodities Futures Trading
                      Commission (1988-1993);
                      Administrator for Information and
                      Regulatory Affairs, Office of
                      Management and Budget (1985-1988);
                      Executive Director, Presidential
                      Task Force on Regulatory Relief;
                      Director, Federal Trade Commission
                      Bureau of Economics. Director of the
                      Chicago Mercantile Exchange; Enron
                      Corporation; IBP, Inc.; State Farm
                      Insurance Company; Independent
                      Women's Forum; International
                      Republic Institute; and the
                      Republican Women's Federal Forum.

 Kenneth T. King,     Presently retired. Formerly,                1993          2587.6160    (2),(3),(5),
 Director,            Chairman of the Board, The Capitol                                     (6), (7)
 Age 73               Life Insurance Company, Providence
                      Washington Insurance Company, and
                      Director of numerous U.S.
                      subsidiaries thereof. Formerly,
                      Chairman of the Board, The
                      Providence Capitol Companies in the
                      United Kingdom and Guernsey. Until
                      1987, Chairman of the Board, Symbion
                      Corporation.

                                                                            Number of
                                                                          Company Shares
                                                                           Beneficially
                                                           Director or    Owned Directly
 Name, Position            Principal Occupation         Executive Officer or Indirectly
      with               and Business Experience           of Company      on Dec. 31,      Member of
 Company and Age       (during the past five years)           Since          1998 (1)       Committee
--------------------------------------------------------------------------------------------------------
John W. McIntyre,  Presently retired. Formerly, Vice          1995           17.0240     (2),(3),(5),(7)
Director,          Chairman of the Board, The Citizens
Age 68             and Southern Corporation; Chairman
                   of the Board and Chief Executive
                   Officer, The Citizens and Southern
                   Georgia Corporation; Chairman of the
                   Board and Chief Executive Officer,
                   The Citizens and Southern National
                   Bank. Trustee of INVESCO Global
                   Health Sciences Fund and Gables
                   Residential Trust, Employee's
                   Retirement System of Georgia, Emory
                   University, and the J.M. Tull
                   Charitable Foundation. Director of
                   Kaiser Foundation Health Plans of
                   Georgia, Inc.

Dr. Larry Soll,    Presently retired. Formerly,               1997           17.0240     (4),(8)
Director,          Chairman of the Board (1987-1994),
Age 56             Chief Executive Officer (1982-1989
                   and 1993-1994) and President (1982-
                   1989) of Synergen Inc., Director of
                   Synergen Inc. since incorporation in
                   1982. Director of Isis
                   Pharmaceuticals, Inc. Trustee of
                   INVESCO Global Health Sciences Fund.

   * Because of his affiliation with INVESCO, with the Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Income Funds as that term is defined in the 1940 Act.

  (1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

  (2)  Member of the Audit Committee

  (3)  Member of the Executive Committee

  (4)  Member of the Management Liaison Committee

  (5)  Member of the Valuation Committee

  (6)  Member of the Compensation Committee

  (7)  Member of the Soft Dollar Brokerage Committee

  (8)  Member of the Derivatives Committee

  The Board has audit, management liaison, soft dollar brokerage and derivatives committees, consisting of Independent Directors, and compensation, executive and valuation committees, consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the independent accountants and executive officers of Income Funds. This committee reviews the accounting principles being applied by Income Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of the business of Income Funds, except for certain powers which, under applicable law and/or the Income Funds' by-laws, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of the management and operations of the Income Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by Income Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by Income Funds. The committee monitors derivatives usage by Income Funds and the procedures utilized by income Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

  Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.

  During the past fiscal year, the Board met five times, the audit committee met four times, the compensation committee met twice, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met three times and the executive committee did not meet. During Income Funds' last fiscal year, each Director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

  The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by the Funds' shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to the Funds' shareholders.

  The following table sets forth information relating to the compensation paid to directors during the last fiscal year:
                               COMPENSATION TABLE

                      AMOUNTS PAID DURING THE MOST RECENT

                 FISCAL YEAR BY INCOME FUNDS TO DIRECTORS

                                                                                       Total
                                                                                    Compensation
                                                                                    from Income
                                                  Pension or                         Funds and
                                             Retirement Benefits                   the other 14
                              Aggregate      Accrued as Part of   Estimated Annual INVESCO Funds
                          Compensation from     Income Funds'      Benefits Upon      Paid to
Name of Person, Position   Income Funds(1)       Expenses(2)       Retirement(3)   Directors(1)
------------------------  ------------------ -------------------- ---------------- -------------
Fred A.
Deering,
Vice Chair-
man of the
Board and
Director                       $ 2,550              $  531             $  340        $103,700
Dr. Victor
L. Andrews,
Director                       $ 2,520              $  501             $  394        $ 80,350
Bob R. Bak-
er,
Director                       $ 2,567              $  448             $  528        $ 84,000
Lawrence H.
Budner,
Director                       $ 2,491              $  501             $  394        $ 79,350
Daniel D.
Chabris(4),
Director                       $ 2,525              $  542             $  294        $ 70,000
Dr. Wendy
L. Gramm,
Director                       $ 2,431              $    0             $    0        $ 79,000
Kenneth T.
King,
Director                       $ 2,451              $  551             $  309        $ 77,050
John W. Mc-
Intyre,
Director                       $ 2,460              $    0             $    0        $ 98,500
Larry Soll,
Director                       $ 2,460              $    0             $    0        $ 96,000
                               -------              ------             ------        --------
TOTAL                          $22,455              $3,074             $2,259        $767,950
                               =======              ======             ======        ========
AS A
PERCENTAGE
OF NET
ASSETS                          0.0103%(5)          0.0014%(5)                         0.0035%(6)

--------

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and Independent Director members of the committees of each Fund receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund, which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.

(4) Mr. Chabris retired as a director effective September 30, 1998.
(5)Total as a percentage of the Funds' net assets as of December 31, 1998.

(6)Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.

  Income Funds pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. Income Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Income Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from the Income Funds or other INVESCO Funds for their services as directors.

  The overall direction and supervision of each Fund is the responsibility of the Board, which has the primary duty of ensuring that each Fund's general investment policies and programs are adhered to and that each Fund is properly administered. The officers of each Fund, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Funds. The investment adviser for a Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the investment committee of INVESCO.

  All of the officers and directors of Income Funds hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), and INVESCO Variable Investment Funds, Inc. All of the directors of Income Funds also serve as trustees of INVESCO Value Trust, and INVESCO Treasurer's Series Trust.

  The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940
Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director of the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Fund began making payments to Mr. Chabris as of October 1, 1998 under the Plan. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

  The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO fund, in addition to any fund shares that they may own directly or beneficially.

  Required Vote. Election of each nominee as a director of Income Funds requires the affirmative vote of a plurality of all the outstanding shares of the Fund cast at the Meeting, in person or by proxy, and at a concurrent meeting of the shareholders of Intermediate Bond Fund, taken in the aggregate.

  THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 3.

                   PROPOSAL 4: TO RATIFY OR REJECT THE
                     SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of Income Funds, subject to ratification by the Funds' shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

  Required Vote. Approval of Proposal 4 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                        INFORMATION CONCERNING ADVISER,
                     DISTRIBUTOR AND AFFILIATED COMPANIES

  INVESCO, a Delaware corporation, serves as the Fund's investment adviser, and provides other services to the Fund and Income Funds. IDI, a Delaware corporation, serves as the Fund's distributor. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC/1/. The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $21.1 billion as of December 31, 1998.

  The principal executive officers and directors of INVESCO and their principal occupations are:

  Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; Richard W. Healey, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Timothy J. Miller, Director and Senior Vice President, also, Director and Senior Vice President of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

  Pursuant to an Administrative Services Agreement between the Income Funds and INVESCO, INVESCO provides administrative services to the Income Funds, including sub-accounting and recordkeeping services and functions. During the fiscal year ended June 30, 1998, the Income Funds paid INVESCO total compensation of $53,344 for such services.

  During the fiscal year ended June 30, 1998, Income Funds paid INVESCO, which also serves as Income Fund's transfer agent and dividend disbursing agent, total compensation of $279,732 for such services.
--------

/1/The intermediary companies between INAH and AMVESCAP PLC are as follows:
  INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

                                OTHER BUSINESS

  The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                             SHAREHOLDER PROPOSALS

  Income Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Income Funds, 7800 East Union Avenue, Denver, Colorado 80237. Income Funds has not received any shareholder proposals to be presented at this meeting.

                                        By order of the Board of Directors,

                                        /s/ Glen A. Payne

                                        Glen A. Payne
                                        Secretary

                                        March 23, 1999

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

  As of March 12, 1999 there were no individuals who owned 5% or more of the Fund's outstanding equity securities.

                                  APPENDIX B

               AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

  THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Tax-Free Income Funds, Inc., a Maryland corporation ("Income Funds"), on behalf of INVESCO Tax-Free Long-Term Bond Fund, a segregated portfolio of assets ("series") thereof ("Old Fund"), and INVESCO Bond Funds, Inc., a Maryland corporation ("Bond Funds"), on behalf of its INVESCO Tax-Free Long-Term Bond Fund series ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Income Funds and Bond Funds are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Income Funds on behalf of Old Fund and by Bond Funds on behalf of New Fund.

  Old Fund intends to change its identity--by converting from a series of Income Funds to a series of Bond Funds--through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares pro rata to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

  In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

  1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor--

    (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

    (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
2.1).

  1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

  1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

  1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Bond Funds' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

  1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated as a series of Income Funds and any further actions shall be taken in connection therewith as required by applicable law.

  1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

  1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

  2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 1, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

  2.2. Income Funds' fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Income Funds' custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

  2.3. Bond Funds' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Bond Funds shall issue and deliver a confirmation to Income Funds evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Income Funds that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

  2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

  3.1. Old Fund represents and warrants as follows:

  3.1.1. Income Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

  3.1.2. Income Funds is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

  3.1.3. Old Fund is a duly established and designated series of Income
  Funds;

  3.1.4. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

  3.1.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

  3.1.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

  3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

  3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

  3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

  3.1.10. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

  3.1.11. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

  3.1.12. Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

  3.2. New Fund represents and warrants as follows:

  3.2.1. Bond Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

  3.2.2. Bond Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

  3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Bond Funds;

  3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

  3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

  3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

  3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

  3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

  3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

  3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

  3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

  3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

  3.3. Each Fund represents and warrants as follows:

  3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

  3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

  3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

  3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

  3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets-- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

  3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

  3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
  187) ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

  Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

  4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares pro rata to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

  4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

  4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

  4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

  4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

  4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

  4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

4.4. Prior to the Closing, Bond Funds' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Income Funds in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

4.5. Bond Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Bond Funds' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Income Funds as the sole shareholder of New Fund.

  At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES

5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc. and the remaining 50% will be borne one-half by each Fund.

6. ENTIRE AGREEMENT; NO SURVIVAL

  Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7. TERMINATION

  This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

7.2. By the parties' mutual agreement.

  In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8. AMENDMENT

  This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                                        INVESCO TAX-FREE INCOME FUNDS, INC.,
                                         on behalf of its series,
                                         INVESCO Tax-Free Long-Term Bond Fund

                                        By:
                                           ------------------------------------

                                                      President

ATTEST:

------------------------------
            Secretary

                                        INVESCO BOND FUNDS, INC.,
                                         on behalf of its series,
                                         INVESCO Tax-Free Long-Term Bond Fund

                                        By:
                                           ------------------------------------

                                                      President

ATTEST:

------------------------------
            Secretary

[Name and Address]

                      INVESCO TAX-FREE LONG-TERM BOND FUND
                      INVESCO TAX-FREE INCOME FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999


     This proxy is being solicited on behalf of the Board of Directors of INVESCO Tax-Free Income Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Tax-Free Long-Term Bond Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred
A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                      INVESCO TAX-FREE LONG-TERM BOND FUND
                      INVESCO TAX-FREE INCOME FUNDS, INC.



Vote on Directors                                     FOR       WITHHOLD      FOR ALL
                                                      ALL         ALL         EXCEPT
3.  Election of the Company's Board of                [_]         [_]          [_]            To withhold authority to
    Directors: (1) Charles W. Brady; (2) Fred                                                 vote, mark "For All
    A. Deering; (3) Mark H. Williamson; (4) Dr.                                               Except" and write the
    Victor L. Andrews; (5) Bob R. Baker; (6)                                                  nominee's number on the
    Lawrence H. Budner; (7) Dr. Wendy Lee Gramm;                                              line below.
    (8) Kenneth T. King; (9) John W. McIntyre;                                                -------------------------
    and (10) Dr. Larry Soll

Vote On Proposals                                                                       FOR         AGAINST         ABSTAIN
                                                                                        ALL           ALL             ALL
1.  Approval of an Agreement and Plan of Conversion and Termination providing           [_]           [_]             [_]
    for the conversion of the Fund from a separate series of the Company to a separate series of INVESCO Bond Funds, Inc.;
                                                                                        FOR         AGAINST         ABSTAIN
                                                                                        ALL           ALL             ALL
2.  Approval of changes to the fundamental investment restrictions;                     [_]           [_]             [_]

[_]   To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE
BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.
                                                                                 FOR         AGAINST         ABSTAIN
4.  Ratification of the selection of PricewaterhouseCoopers LLP as the           [_]           [_]             [_]
    Fund's Independent Public Accountants.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


_____________________________          ______________________________
Signature                              Date


_____________________________          ______________________________
Signature (Joint Owners)               Date


[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

2.  _______________________________